                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          May 8, 2000 (March 31, 2000)


             ------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           PHILIP SERVICES CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                    0-30417                98-0131394
 -----------------------------     ----------------       -------------------
 (State or other jurisdiction)     (Commission File          (IRS Employer
      of incorporation)                 Number)           Identification No.)

  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

















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ITEM 5. OTHER EVENTS

     On Friday, April 7, 2000 Philip Services Corp., an Ontario Corporation ("PSC") and certain of its subsidiaries, including Philip Services Corporation, a Delaware corporation ("Philip"), emerged from bankruptcy pursuant to a plan of reorganization under Chapter 11 of the United States Bankruptcy Code. By virtue of the consummation of the reorganization, Philip emerged as the successor entity to PSC. The public parent is now Philip.

     As of March 31, 2000, Philip entered into a credit agreement with various of its lenders (the "Secured PIK/Term Agreement").

     On the same date Philip also entered into the following agreements: An exit loan agreement with certain of its lenders, with Foothill Capital Corporation acting as Arranger and Administrative Agent (the "Exit Loan Agreement"); a registration rights agreement between Philip and certain securities holders pertaining to shares of common stock issued in connection with the bankruptcy ("New Common Stock Registration Rights Agreement"); a registration rights agreement between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of Philip's 3% convertible subordinated notes due 2020 ("Unsecured PIK Notes Registration Rights Agreement"); a registration rights agreement between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of a portion of the Secured PIK/Term Agreement ("Secured PIK Notes Registration Rights Agreement"); and a shareholder rights agreement between Philip and American Securities Transfer & Trust, Inc. ("Shareholder Rights Agreement").

     Following the reorganization, Philip approved the Philip Services Corporation Stock Option Plan (the "Stock Option Plan").

     A copy of the Secured PIK/Term Agreement is attached hereto as Exhibit
99.1. A copy of the Exit Loan Agreement is attached hereto as Exhibit 99.2. A copy of the New Common Stock Registration Rights Agreement is attached hereto as
Exhibit 99.3. A copy of the Unsecured PIK Notes Registration Rights Agreement is attached hereto as Exhibit 99.4. A copy of the Secured PIK Notes Registration Rights Agreement is attached hereto as Exhibit 99.5. A copy of the Shareholder Rights Agreement is attached hereto as Exhibit 99.6. A copy of the Stock Option Plan is attached hereto as Exhibit 99.7.



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
Exhibit
Number            Description
------            -----------
99.1              Credit agreement, dated as of March 31, 2000, between Philip and various of its lenders.

99.2 Loan agreement, dated as of March 31, 2000, between Philip and certain of its lenders, with Foothill Capital Corporation acting as Arranger and Administrative Agent.

99.3 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issued in connection with the bankruptcy.

99.4 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of Philip's
                  3% convertible subordinated notes due 2020.

99.5 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of a portion of the Secured PIK/Term Agreement.

99.6 Shareholder rights agreement, dated as of March 31, 2000, between Philip and American Securities Transfer & Trust, Inc.

99.7              The Philip Stock Option Plan.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHILIP SERVICES CORPORATION


                                     By: /s/ Colin H. Soule
                                         ------------------
                                         Colin H. Soule
                                         Executive Vice President,
                                         General Counsel and
                                         Corporate Secretary

Date: May 8, 2000

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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99.1              Credit agreement, dated as of March 31, 2000, between Philip and various of its lenders.

99.2 Loan agreement, dated as of March 31, 2000, between Philip and certain of its lenders, with Foothill Capital Corporation acting as Arranger and Administrative Agent.

99.3 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issued in connection with the bankruptcy.

99.4 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of Philip's
                  3% convertible subordinated notes due 2020.

99.5 Registration rights agreement, dated as of March 31, 2000, between Philip and certain securities holders pertaining to shares of common stock issuable upon conversion of a portion of the Secured PIK/Term Agreement.

99.6 Shareholder rights agreement, dated as of March 31, 2000, between Philip and American Securities Transfer & Trust, Inc.

99.7              The Philip Stock Option Plan.

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